Filed pursuant to Rule 497(e)
File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, C, K shares) Dated May 1, 2012

(as amended and restated November 30, 2012), and

Supplement to Prospectus (Class Y shares) Dated May 1, 2012

(as amended and restated November 30, 2012)

RS Capital Appreciation Fund

Effective immediately, the members of the investment team responsible for the day-to-day management of RS Capital Appreciation Fund are Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA.

December 3, 2012

Filed pursuant to Rule 497(e)
File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Summary Prospectuses for RS Capital Appreciation Fund

(A, C, K, and Y shares) Dated May 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. The Summary Prospectus incorporates by reference the Fund’s Prospectus, dated May 1, 2012, as supplemented November 30, 2012 and December 3, 2012, and SAI, dated May 1, 2012, as revised May 15, 2012 and supplemented June 19, 2012 and November 9, 2012, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2011.

Effective immediately, the members of the investment team responsible for the day-to-day management of RS Capital Appreciation Fund are Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA.

December 3, 2012